UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/22/2012

Savient Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-15313

DE	13-3033811
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Tower Center
East Brunswick, NJ 08816
(Address of principal executive offices, including zip code)

732-418-9300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

The 2012 Annual Meeting of Stockholders of Savient Pharmaceuticals, Inc. ("Savient" or the "Company") was held on May 22, 2012 (the "Annual Meeting"). There were 72,320,778 shares of Savient's common stock eligible to vote and 59,778,743 shares present in person or by proxy at the Annual Meeting. At the Annual Meeting, shareholders voted on the following proposals

1.        the election of directors to the Company's Board of Directors (the "Board");

2.        the approval of the compensation of executives as disclosed in the proxy statement (a non-binding advisory resolution);
3.        the approval of an amendment to the Savient Pharmaceuticals, Inc. 1998 Employee Stock Purchase Plan (the "ESPP"), increasing the number of shares available for issuance by 1,500,000 shares; and
4.        the ratification of the appointment KPMG LLP as the Company's independent auditor.

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below. The Company's independent inspector of election reported the final vote of the shareholders as follows:

Election of Directors

Director                                Votes For        Votes Withheld         Broker Non-Votes
Ginger Constantine, MD                27,909,938        13,625,565                 18,243,240
Stephen O. Jaeger                36,634,920        4,900,583                 18,243,240
David Y. Norton                        39,869,453        1,666,050                 18,243,240
William F. Owen, Jr., MD               30,819,413        10,716,090                 18,243,240
Lee S. Simon, MD                       16,464,311        25,071,192                 18,243,240
Virgil Thompson                        30,503,455        11,032,048                 18,243,240

Approval of Compensation of Named Executive Officers

Votes For                Votes Against                Abstain                Broker Non-Votes
35,705,856                5,645,952                183,695                18,243,240

Approval of an amendment to the Savient Pharmaceuticals, Inc. 1998 Employee Stock Purchase Plan

Votes For                Votes Against                Abstain                Broker Non-Votes
38,925,975                 2,570,601                 38,927                 18,243,240

Ratification of KPMG LLP as the Company's Independent Registered Public Accounting Firm

Votes For                Votes Against                Abstain                Broker Non-Votes
59,056,325                 598,051                          124,367                 0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Savient Pharmaceuticals, Inc.

Date: May 30, 2012	By:	/s/ Philip K. Yachmetz
Philip K. Yachmetz
SVP & General Counsel